UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2004

TEXAS UNITED BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-49928	75-2768656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 W. Colorado Street La Grange, Texas	78945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(979) 968-8451

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 12, 2004, Grant Thornton LLP (“Grant”) was dismissed as the independent registered public accounting firm for Texas United Bancshares, Inc., a Texas corporation (the “Company”). The decision to dismiss Grant was approved by the Audit Committee of the Board of Directors of the Company. In addition, the Audit Committee of the Board of Directors of the Company has approved the appointment of BKD, LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2004, subject to BKD, LLP completing normal client acceptance processes and procedures. The Company intends to file a Form 8-K upon completion of the acceptance process and procedures.

The audit reports of Grant on the consolidated financial statements of the Company as of and for the past two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and such audit reports were not qualified or modified as to any uncertainty, audit scope or accounting practice.

During the Company’s two most recent fiscal years and subsequent interim periods preceding such dismissal, there have not been any disagreements between the Company and Grant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant, would have caused Grant to make a reference to the subject matter of the disagreement in connection with its reports. In addition, during the Company’s two most recent fiscal years and subsequent interim periods preceding such dismissal, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred.

The Company has provided Grant with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K and requested that Grant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant agrees with the above statements in this Item and, if not, stating the respects in which it does not agree. A copy of Grant’s letter, dated October 13, 2004, is attached to this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

16.1	Letter of Grant Thornton LLP, dated October 13, 2004, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC.
(Registrant)

Dated: October 15, 2004	By:	/s/ Thomas N. Adams
Thomas N. Adams
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Grant Thornton LLP, dated October 13, 2004, to the Securities and Exchange Commission